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                                                                    EXHIBIT 23.7

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Metrocall, Inc., of our report dated February 3, 1995, except as to the first paragraph of Note 8, for which the date is August 31, 1995, relating to the financial statements of Network Paging Corporation.

                                               /s/ PRICE WATERHOUSE LLP
                                          --------------------------------------
                                                   PRICE WATERHOUSE LLP

Tampa, Florida
September 18, 1997